

SPARTAN

COMMAND
YOUR ROAD.

INVESTOR PRESENTATION

May 2018

FORWARD LOOKING STATEMENTS

This presentation contains some forward-looking statements that are not historical facts, including statements concerning our business, financial strength, future plans, objectives, and the performance of our products. These statements can be identified by words such as "believe", "expect", "forecast", ""potential", "project", "future", "may", "will", and "should", and similar expressions or words. These forward-looking statements involve various known and unknown risks, uncertainties, and assumptions that are difficult to predict with regard to timing, extent, and likelihood. Therefore, actual performance and results may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could contribute to these differences may include operational and other complications that may arise affecting the implementation of our plans and business objectives; continued pressures caused by economic conditions and the pace and extent of the economic recovery; challenges that may arise in connection with the integration of new businesses or assets we acquire or the disposition of assets; issues unique to government contracting, such as competitive bidding processes, qualification requirements, and delays or changes in funding; disruptions within our dealer network; changes in our relationship with major customers or suppliers; changes in the demand or supply of products within our markets or raw materials needed to manufacture those products; and changes in laws and regulations affecting our business. The risk factors disclosed in Part I – Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission and available at www.sec.gov or our website, include all known risks our management believes could materially affect the results described by forward-looking statements contained in this presentation. However, those risks may not be the only risks we face. Our business, operations, and financial performance could also be affected by additional factors that are not presently known to us or that we currently consider to be immaterial to our operations. In addition, new risks may emerge from time to time that may cause actual results to differ materially from those contained in any forward- looking statements. All forward-looking statements in this presentation are qualified by this paragraph. Investors should not place undue reliance on forward-looking statements as a prediction of actual results. All dividends are considered and declared by our Board of Directors, in its discretion. We undertake no obligation to publicly update or revise any forward-looking statements in this presentation, whether as a result of new information, future events, or otherwise.

SPARTAN AT A GLANCE

SEGMENT OVERVIEW



$159M
$251M
$303M

- Fleet Vehicles & Services (FVS)
- Emergency Response (ER)
- Specialty Chassis & Vehicles (SCV)

$707M
2017 SALES

$16M
2017 NET INCOME

$31M
2017 ADJ. EBITDA

26 OPERATIONS
WITH FACILITIES IN 7 STATES & 3 COUNTRIES

Global leader in the design, engineering, manufacture, and service of purpose built specialty vehicles and chassis.



COMPANY TIMELINE

1975
2018

1975
Four young engineers joined to form Spartan Motors, Inc. and produced the first custom fire truck cab and chassis in a few short months



1978
Spartan constructs "Plant 1", a 19,200 sq. ft. manufacturing facility, the first of many buildings to come to the Charlotte, MI campus

1983
Spartan launches The Gladiator Super Command chassis

1984
Spartan Motors goes public on NASDAQ under the symbol "SPAR"



1985
Spartan enters the Class A diesel RV chassis market



1990
Spartan innovates creating 10 fire truck chassis configurations with raised roofs for better visibility, more headroom, and improved safety

1994
Spartan supports the industry by launching the Fire Truck Training Conference, promoting education and category advancement for Emergency Vehicle Technicians

FTTC

1997
Spartan Motors purchases Luverne Fire Apparatus and Quality Manufacturing which merged to form Crimson Fire

CRIMSON FIRE

1999
Spartan re-crafts the fire truck cab designing a flat floor and shorter engine tunnel for improved safety

2005
Spartan provides integration, final assembly, inspection, and logistics support for military vehicles (MRAP & ILAV) built for the Iraq War



2006
Spartan Chassis constructs a new facility in Charlotte, MI to meet increasing demand for fire truck chassis.



2009
Spartan Motors, Inc acquires Utilimaster, Inc

UTILIMASTER

2010
Spartan creates the Reach – the next generation commercial walk-in van



2011
Spartan Motors, Inc acquires Classic Fire

2011
Spartan begins production for Isuzu's N-Series gasoline engine, low-cab-forward trucks providing assembly, final inspection, and quality control



2013
Production begins at the state-of-the-art new facility in Bristol, IN



2015
Daryl Adams is appointed President & CEO



2016
Spartan constructs a new flexible manufacturing facility in Charlotte, MI to meet the increasing need for contract manufacturing and assembly



2017
Spartan acquires Smeal Fire Apparatus and its Ladder Tower and UST brands

SMEAL

UST

LADDER TOWER

1975 1980 1985 1990 1995 2000 2005 2010 2015 2020

LEADERSHIP TEAM

"…I have never before been involved with a company that has so rapidly transformed itself under new leadership to create such a bright future for itself." Hugh Sloan, Retired Chairman of the Board

QUICK STATS & DRIVERS

- 161 years of combined executive leadership
- Lean manufacturing ethos
- Culture of accountability and proactivity
- Mantra of "no surprises"

SHARED SKILL SETS

- Big-company DNA
- Blended automotive and non-automotive experience
- Successful M&A activity
- Progressive experience


Daryl Adams
President & CEO
Tom Ninneman
COO
Tom Schultz
CAO
Rick Sohm
CFO
Chad Heminover
President, Fleet Vehicles & Services
Tom Ninneman
Interim President, Emergency Response
Steve Guillaume
President, Specialty Chassis & Vehicles

FINANCIAL HIGHLIGHTS AND OUTLOOK

2017 Highlights

- Revenue up 20% to $707.1M
- Net income up 85% to $15.9M
- Adjusted EBITDA up 37% to $31.3M
- EPS up 84% to $0.46
- Adjusted EPS up 34% to $0.43
- ER segment was profitable – achieving $3.2M of adjusted EBITDA

Q1 2018 Highlights

- Revenue up 4% to $173.0M
- Gross Profit Margin improved 300 basis points to 12.8% of sales
- Net income up 482% to $4.2M
- Adjusted EBITDA up 34% to $5.6M
- EPS up 500% to $0.12
- Adjusted EPS up 125% to $0.09
- ER segment profitable 3 qtrs. in a row
- Backlog increased $203.3 million to $554.6 million in 1Q18 from 1Q17

2018 Guidance

(millions except per share)	Low	Mid-point	High	MP % Increase Over 2017
Revenue	$790.0	$802.5	$815.0	13%
Net income	$20.2	$21.3	$22.4	34%
Adjusted EBITDA	$39.0	$40.5	$42.0	29%
EPS	$0.58	$0.61	$0.64	33%
Adjusted EPS	$0.60	$0.63	$0.66	47%

See GAAP reconciliation in Appendix

Completed turnaround in 2017 – now focused on growth strategy

MANUFACTURING IMPROVEMENTS – GAINING TRACTION

In 2017, we…

- Created network for standards and support
- Defined organization structure to support accountability
- Conducted extensive KPI deployment
- Established organizational priorities
  - SPS acceleration
  - Cost improvement
  - Focal point KPI's by facility
  - People development

SPS – Key KPI Initiatives

KPI	2017 vs. 2016
First Pass Yield	37 PPT's Improvement
On Time Delivery	14 PPT's Improvement
Direct Labor Efficiency	4 PPT's Improvement
Cost of Poor Quality	$5.8M Improvement

Product Recalls



Recalls
15
21
16
11
1
2014
2015
2016
2017
2018*

*Through Q1 2018

Adjusted EBITDA Margin



Adj. EBITDA Margin
2.0%
2.2%
3.9%
4.4%
5.0%
2014
2015
2016
2017
2018*

*Based on 2018 Guidance

See GAAP reconciliation in Appendix

POSITIONED FOR SUSTAINABLE GROWTH

REVENUE


($ IN MILLIONS)
CAGR 12.2%
$506.8
$550.4
$590.8
$707.1
$802.5
2014
2015
2016
2017
2018*

ADJ. EBITDA


($ IN MILLIONS)
CAGR 41.5%
$10.1
$12.2
$22.9
$31.3
$40.5
2014
2015
2016
2017
2018*

See GAAP reconciliation in Appendix

FREE CASH FLOW


($ IN MILLIONS)
CAGR 39.6%
$2.9
$8.0
$9.9
$16.7
$11.0
2014
2015
2016
2017
2018*

See GAAP reconciliation in Appendix

RETURN ON INVESTED CAPITAL**


0.6%
-10.9%
5.6%
10.0%
12.5%
2014
2015
2016
2017
2018*

* Based on 2018 guidance

**Net operating profit after taxes / average invested capital balance

FLEET VEHICLES & SERVICES (FVS)

FLEET VEHICLES & SERVICES

A leader in the fleet vehicle market, including truck bodies, walk-in vans, highly-customized global fleets, and vocation-specific upfits



Walk-in Vans
FedEx
Coca-Cola
Truck Bodies
Cargo Van Upfits
stryker
FedEx

FVS - GO-TO-MARKET STRATEGY

SPARTAN

National Accounts/ Large Business Fleets	Leasing Companies	OEM Dealerships
Starbucks Coffee	Idealease	Freightliner
Coca-Cola	Penske Truck Leasing	Ford
UPS	Ryder	GMC
FedEx Express	element	FCA Fiat Chrysler Automobiles
Cintas The Service Professionals		Isuzu
United States Postal Service		

FVS – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)



$210.5
$227.7
$278.4
$251.1
$11.0
$17.6
$31.2
$27.0
2014
2015
2016
2017
2018(*)
CAGR 13.8%
CAGR 34.9%
Sales
ADJ EBITDA

*Based on 2018 guidance

TAM: $3.4B

32M packages delivered daily in 2016 will double to 64M by 2026



Expected Growth (CAGR) 2016-2020
4.3%
5.8%
12.0%
~3X GDP Growth
GDP
Retail
eCommerce

Note: Nominal GDP

Sources: FedEx, UPS Rates & Forecasting, eMarketer, Forrester

1Q18 Sales & Adj. EBITDA

(millions)



$53.9
$59.7
$6.2
$4.6
ADJ EBITDA
1Q17
1Q18

2020 Goal – Adj. EBITDA %



10.7%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
15+%
M & A
2017
2020

FVS – MARKET SHARE

TAM: $2.2 Billion

TAM: $1.2 Billion

WALK- IN VANS

Walk-in Van Market Share


50%
50%

▪ Utilimaster ▪ Morgan Olson

TRUCK BODIES

Truck Body Market Share


4%
39%
40%
17%

▪ Utilimaster ▪ Morgan Corp ▪ Supreme ▪ Others

CARGO VAN UPFITS

Van Up-fit Market Share


2%
8%
14%
7%
5%
64%

▪ Utilimaster ▪ MasterRack
▪ Adrian Steel ▪ Ranger Design
▪ Weather Guard ▪ Regional Upfitters

Utilimaster #3 in Van/Truck Body Market

Source: SpecialtyTransportation.net

FVS – VAN/TRUCK BODY & CARGO VAN UPFIT OUTLOOK

2020 / 2021 Total Addressable Market $3.4 Billion



Van/Truck Body Market Growth
150
130
110
90
70
50
Units (thousands)
114
121
125
132
138
139
CAGR 5%
$2,500
$2,000
$1,500
$1,000
Sales (millions)
2015
2016
2017
2018
2019
2020
Van/Truck Body Units
Van/Truck Body Sales

- FVS participates in the 3 largest product segments driven by fleet customers
  - Walk-in/style
  - Parcel Delivery
  - Dry Freight
- Supports growth strategy in Last Mile Delivery vehicles
- FVS 1Q18 Backlog up 194.2% to $335.3M compared to $114.0M at 1Q17
  - Includes $214M USPS order



Cargo Van Upfit Market Growth
500
400
300
200
100
Units (thousands)
355
390
424
446
466
478
CAGR 8%
$1,100
$900
$700
$500
Sales (millions)
2016
2017
2018
2019
2020
2021
Cargo Van Units
Cargo Van Upfit Sales

- FVS is well positioned to take advantage of the expanding cargo van segment
  - Ship-Thru programs in Saltillo, MX (Dodge Promaster) and Kansas City (Ford Transit)
- Growth driven by proven improvement efficiencies
  - Use of lighter weight material
  - Ergonomic equipment
  - Safety systems (rear view camera)
  - Quick turnaround time

Source: 2016-2017 SpecialtyTransportation.net Report

FLEET GROWTH OPPORTUNITIES

$3.4B Market Opportunity


Source
Distribution Hub
Doorstep


FedEx

CLASS 1	CLASS 2	CLASS 3	CLASS 4	CLASS 5	CLASS 6
GVWR 6,000 lbs.	GVWR 10,000 lbs.	GVWR 14,000 lbs.	GVWR 16,000 lbs.	GVWR 19,500 lbs.	GVWR 26,000 lbs.

FVS – COMPETITIVE ADVANTAGE

Utility	Food & Beverage	Parcel	Linen & Laundry	Retail
ConEd | SDG&E	Coca-Cola | Frito Lay	UPS | FedEx | USPS	Cintas | Aramark	Amazon | Sysco | Starbucks



PEOPLE
PROCESS
PRODUCT

Work-Driven Design = "The Utilimaster Difference"

Listen & Learn → Needs Assessment → Design & Innovate → Build & Implement → Optimized Partnership

FVS – BUILDING LONG-TERM RELATIONSHIPS

CINTAS
the uniform people


PEOPLE
PROCESS
PRODUCT


CINTAS


CINTAS



Walk-in Van | Truck Body | Van Upfit | Parts | Field Service

MOVEMENTS IN LAST MILE DELIVERY

- USPS cargo body contract
  - $214M two-year contract – largest in SPAR's history
  - 2,141 vehicles, with 3rd year option
- Opportunity to expand truck body manufacturing footprint in Ephrata, PA
- New major fleet orders >2,900 units
- Investing in alternative propulsion technologies
  - Motiv Power Systems - all electric chassis
    - Durable, proven technology
- Expanding our refrigeration capabilities in Classes 1 – 3




EPIC
MOTIV ELECTRIC



EMERGENCY RESPONSE (ER)

EMERGENCY RESPONSE (ER)

A top three fire truck and cab & chassis manufacturer with an emphasis on broad categorical coverage

Customers We Serve	Cabs & Chassis	Complete Apparatus

China





ER – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)



$190.0
$193.2
$183.0
$302.9
-$2.7
-$8.7
-$7.5
$3.2
CAGR 11.1%
CAGR 70.2%
Sales
ADJ EBITDA
2014
2015
2016
2017
2018*
*Based on 2018 guidance

TAM: $1.2B



Average Fleet Age
4%
19%
30%
47%
66% of all fire trucks are ten years or older
1-4 yrs
5-9 yrs
10-15 yrs
16+yrs

1Q18 Sales & Adj. EBITDA

(millions)



$80.2
$66.7
$1.2
-$1.3
ADJ EBITDA
1Q17
1Q18

2020 Goal – Adj. EBITDA %



1.1%
Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
6-8%
M & A
2017
2020

ER – MARKET SHARE

$1.2 Billion Total Addressable Market

Pumpers	Aerials	Fire Truck Cabs and Chassis

Pumper Market Share


13%
87%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Aerial Market Share


25%
75%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Chassis Market Share


20%
80%
Spartan/Smeal
Pierce, REV, Rosenbauer, Other

Source: FAMA shipped data and Management's estimates

ER – INNOVATION

Spartan Independent Front Suspension (IFS)

- Outperforms category leader
  - Product performance
  - Value equation



New 35K Axle

- Greater carry capacity
- Increased maneuverability

Spartan Advanced Protection System®

- Industry leading airbag technology
- Intelligent seat belts
- Side impact protection
- Outboard sensors

SPECIALTY CHASSIS & VEHICLES (SCV)

SPECIALTY CHASSIS & VEHICLES (SCV)

SPARTAN

The "Premier Foundation" (custom chassis) for Class A luxury diesel RVs, with a core competency in custom manufacturing and assembly for the light duty truck, specialty vehicle, and defense markets.

Customers We Serve	RV Chassis	Contract Manufacturing	Defense and Specialty

Customers We Serve

ENTEGRA COACH

NEWMAR

FOREтRAVEL MOTORCOACH

Glaval Bus

ISUZU

GM

BAE SYSTEMS

RV Chassis



K2 390

K3 500

K2 450

K4 505



Contract Manufacturing





Defense and Specialty





SCV – BUSINESS SNAPSHOT

Sales & Adj. EBITDA

(millions)


$112.4
$132.5
$134.8
$158.8
$8.9
$8.8
$8.3
$14.1
CAGR 11.9%
CAGR 15.7%
Sales
ADJ EBITDA
2014
2015
2016
2017
2018(*)

*Based on 2018 guidance

TAM: $620M

Class A Diesel >400hp


24%
76%
SPAR
Other

Spartan market share has seen positive growth of 30% since 2014

Source: Statistical Surveys MarketScope, 1/2008 – 12/2017, U.S. Data and Management's estimates

1Q18 Sales & Adj. EBITDA

(millions)


$33.0
$48.2
$1.5
$3.1
ADJ EBITDA
1Q17
1Q18

2020 Goal – Adj. EBITDA %


Volume, Mix, & Product Expansion
Material Cost
Productivity
Quality & Warranty
M & A
10+%
2017
2020

RV CHASSIS – CLASS A DIESEL MARKET SHARE AND OUTLOOK

Spartan market share has seen positive growth of 30% since 2014



40%
35%
30%
25%
20%
15%
10%
5%
0%
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
2012
2013
2014
2015
2016
2017
SPAR
Class A Diesel > 400 HP
SPAR Share

Total Addressable Market
$620 Million
(Spartan makes chassis for Class A Diesel > 400 HP - 24% share)

Source: Statistical Surveys MarketScope, 1/2008 – 12/2017, U.S. Data and Management's estimates

LUXURY MOTOR COACH

- Favorable industry trends should support continued momentum, including:
  - Population and demographic trends
  - "Active/outdoor lifestyle" continues to grow
  - RV manufacturers are broadening offerings
  - 400HP diesel growing as % of diesel
- SCV increasing market share with Entegra, Newmar and Foretravel manufacturers
- Jayco – new for 2018
  - K1-360 chassis <400HP
  - $200M addressable market

SCV – CATEGORY LEADING INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

- Digital Dash v2.0
- Adaptive cruise control
- Collision mitigation
- Electronic stability control
- Lane departure warning
- Spartan Safe Haul™ Expansion
- Bluetooth Interface w/ Connected Care App

SCV – FIRST TO MARKET INNOVATION


SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

- Custom tuned suspension
- Automatic air leveling
- Tire pressure monitoring system
- Independent Front Suspension (IFS)
- Passive steer tag axle
- Rollover mitigation

SCV – FUTURE INNOVATION



SUPERIOR RIDE & HANDLING
SAFETY & INNOVATION
EXTENDED FAMILY
QUALITY & DURABILITY
SERVICE & SUPPORT
THE SPARTAN EXPERIENCE

Today

- Key Entry
- Manual driving

Tomorrow

- Passive entry/start
- Autonomous vehicles

THE PATH FORWARD

SPARTAN

Our Goal

To become #1 or #2 in each market we serve

Leading purpose-built vehicle manufacturer

Well-positioned

- New management team
- Operational improvements
- Improved product portfolio
- Customer-centric focus
- Financial strength

Strengthen and grow the core business

Financial Objectives

- $1 Billion in Sales
- ~10% Adj. EBITDA Margins
- Improved Cash Flows
- Increase ROIC
- Enhance shareholder returns

Accelerate the path forward

Shareholder Alignment

Management's long-term goals closely aligned with shareholders

Increase shareholder value

FINANCIAL REVIEW

OVERVIEW – 1Q18 VS. 1Q17



Revenue ($ M)
$167.1
$173.0
1Q17
1Q18



Net Income ($ M) (EPS)
$4.2
$0.12
-$0.03
-$1.1
1Q17
1Q18

- Revenue for 1Q18 up $5.9M, or 3.5%, to $173.0M from $167.1M
  - FVS up $5.8M – higher Reach and up fit center volume
  - ER down $13.5M – prior year includes $15.1M for the timing of revenue relating to the Smeal acquisition
  - SCV up $15.2M – strength of luxury motor coach sales

- Net Income for 1Q18 rose $5.3M, or 482.0%, to $4.2M from a loss of $1.1M
- EPS increased $0.15, or 500.0%, to $0.12 from a loss of $0.03 last year.
- Gross profit margin improved 300 bps to 12.8% of sales from 9.8% of sales
  - Reflects higher luxury motor coach volume, ER pricing and operational improvements across all business segments

OVERVIEW – 1Q18 VS. 1Q17



Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$4.2
2.5%
$5.6
3.2%
1Q17
1Q18



Adjusted Net Income ($ M) (Adj EPS)
$1.3
$0.04
$3.3
$0.09
1Q17
1Q18

- Adjusted EBITDA rose $1.4M, or 33.8%, to $5.6M from $4.2M
- Adjusted EBITDA margin improved 70 basis points to 3.2% of sales compared to 2.5% of sales
  - Reflects operational improvements from all three business segments

- Adjusted net income up 158.3% to $3.3M from $1.3M
- Adjusted EPS of $0.09 versus $0.04 a year ago
- Results include $1.4M, or $0.04 per share, tax benefit related to the appreciation in value of equity-based compensation that vested during the quarter
  - FY 2018 effective tax rate ~23%
- Backlog up 57.9% to $554.6M from $351.3 a year ago.

See GAAP reconciliation in Appendix

FLEET VEHICLES & SERVICES – 1Q18


FVS Revenues ($ M)
$53.9
$59.7
1Q17
1Q18


FVS Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$6.2
$4.6
11.6%
7.7%
1Q17
1Q18

See GAAP reconciliation in Appendix

- Revenue up $5.8M to $59.7M from $53.9M
  - Reflects improved sales mix and higher Reach and up fit volume
- Adjusted EBITDA decreased $1.7M to $4.6M from $6.2M primarily due to product mix and truck body start-up costs
- Adjusted EBITDA margin decreased 390 basis points to 7.7% of sales from 11.6%
  - Reflects start-up costs at new Ephrata, PA truck body plant and unfavorable mix
- Backlog up 194.2% to $335.3M compared to $114.0M a year ago
  - Includes $214M USPS order

EMERGENCY RESPONSE – 1Q18



ER Revenues ($ M)
$80.2
$66.7
1Q17
1Q18



ER Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.2
1.9%
-1.7%
-$1.3
1Q17
1Q18

See GAAP reconciliation in Appendix

- Revenue as reported down 16.8% to $66.7M from $80.2M
  - Reflects change due to new revenue recognition rules and timing of revenue relating to the Smeal acquisition
- Adjusted EBITDA improved $2.6M to $1.2M compared to a loss of $1.3M last year
- Adjusted EBITDA margin improved 360 basis points to 1.9% of sales
  - Reflects operational improvements and better pricing
- Backlog down 11.6% to $189.6M compared to $214.5M a year ago

SPECIALTY CHASSIS & VEHICLES – 1Q18


SCV Revenues ($ M)
$33.0
$48.2
1Q17
1Q18


SCV Adjusted EBITDA ($ M) (Adj EBITDA as % of Sales)
$1.5
4.7%
$3.1
6.5%
1Q17
1Q18

See GAAP reconciliation in Appendix

- Revenue up $15.2M, or 46.4%, to $48.2M from $33.0M
  - Luxury motor coach chassis sales up $13.5M, or 51.7% to $39.6M from $26.1M
- SCV adjusted EBITDA increased $1.6M to $3.1M from $1.5M
- Adjusted EBITDA margin improved 180 basis points to 6.5% of sales from 4.7% of sales
  - Reflects increased sales volume and improved operational performance
- Backlog up 29.8% to $29.7M compared to $22.8M a year ago
  - Luxury motor coach backlog up 30.7% compared to a year ago

BALANCE SHEET – 1Q18

Spartan Motors
Summary Balance Sheet
(Unaudited)

($000's)	Mar 31, 2018	Dec 31, 2017
Assets		
Cash	$ 29,407	$ 33,523
Accts Receivable	83,388	83,147
Contract Assets	41,051	-
Inventory	48,517	77,692
PP&E	54,966	55,177
Other Assets	50,871	51,625
Total Assets	**$ 308,200**	**$ 301,164**
Liabilities & Shareholders' Equity		
Accts Payable	$ 49,978	$ 40,643
Long-term Debt	17,911	17,925
Other Liabilities	65,854	74,327
Total Liabilities	**133,743**	**132,895**
Shareholders' Equity	174,457	168,269
Total Liabilities & Equity	**$ 308,200**	**$ 301,164**
Total Liquidity		
Cash	$ 29,407	$ 33,523
Net Borrowing Capacity	77,521	66,396
Total Liquidity	**$ 106,928**	**$ 99,919**

- Total liquidity of $106.9M at 1Q18 reflects:
  - $29.4M cash on hand
  - $77.5M of borrowing capacity
- Adequate liquidity/capacity to fund:
  - Working capital requirements
  - Pursue opportunistic acquisitions
- Contract assets of $41.1M at 1Q18
  - Represents revenue with corresponding profit recognized on WIP, but not yet invoiced to the customer as a result of adopting the new revenue recognition standard

SPARTAN

APPENDIX

RECONCILIATION OF NON - GAAP FINANCIAL MEASURES

This presentation contains adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) and adjusted net income, which are both non-GAAP financial measures. These non-GAAP financial measures are calculated by excluding items that we believe to be infrequent or not indicative of our continuing operating performance. For the periods covered by this presentation, such items include: expenses associated with restructuring actions taken to improve the efficiency and profitability of certain of our manufacturing operations; asset impairments; the impact of the business acquisitions, including net working capital adjustments; certain adjustments to our deferred tax assets and related valuation allowances, and other items that we believe are not indicative of our continuing operating performance.

We present the non-GAAP financial measures adjusted EBITDA and adjusted net income because we consider them to be important supplemental measures of our performance. The presentation of adjusted EBITDA enables investors to better understand our operations by removing items that we believe are not representative of our continuing operations and may distort our longer term operating trends. The presentation of adjusted net income enables investors to better understand our operations by removing the impact of tax adjustments and other items that we believe are not indicative of our longer term operating trends. We believe these measures to be useful to improve the comparability of our results from period to period and with our competitors, as well as to show ongoing results from operations distinct from items that are infrequent or not indicative of our continuing operating performance. We believe that presenting these non-GAAP financial measures is useful to investors because it permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate our historical performance. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained in the absence of these disclosures.

Our management uses adjusted EBITDA to evaluate the performance of and allocate resources to our segments. In addition, non-GAAP measures are used by management to review and analyze our operating performance and, along with other data, as internal measures for setting annual budgets and forecasts, assessing financial performance, and comparing our financial performance with our peers. Adjusted EBITDA is also used, along with other financial and non-financial measures, for purposes of determining annual and long-term incentive compensation for our management team.

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,	
Spartan Motors, Inc.	**2018**	**2017**
Net income (loss) attributable to Spartan Motors, Inc.	$ 4,194	$ (1,098)
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Deferred tax asset valuation allowance	74	466
Tax effect of adjustments	315	(719)
Adjusted net income attributable to Spartan Motors, Inc.	$ 3,265	$ 1,264
Net income (loss) attributable to Spartan Motors, Inc.	$ 4,194	$ (1,098)
Add (subtract):		
Depreciation and amortization	2,452	2,325
Taxes on income	(48)	83
Interest expense	323	264
EBITDA	$ 6,921	$ 1,574
Add (subtract):		
Restructuring charges	20	642
Impact of acquisition on timing of chassis revenue recognition	-	1,112
Impact of step-up in inventory value resulting from acquisition	-	189
Impact of acquisition adjustment for net working capital	(1,500)	-
Acquisition related expenses	162	672
Adjusted EBITDA	$ 5,603	$ 4,189
Diluted net earnings (loss) per share	$ 0.12	$ (0.03)
Add (subtract):		
Restructuring charges	-	0.02
Impact of acquisition on timing of chassis revenue recognition	-	0.03
Impact of step-up in inventory value resulting from acquisition	-	0.01
Impact of acquisition adjustment for net working capital	(0.04)	-
Acquisition related expenses	-	0.02
Deferred tax asset valuation allowance	-	0.01
Tax effect of adjustments	0.01	(0.02)
Adjusted Diluted net earnings per share	$ 0.09	$ 0.04

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Adjusted Net Income, Adjusted EBITDA, Adjusted EPS (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc	Twelve Months Ended December 31, 2017	% of sales	2016	% of sales	2015	% of sales
Net income	$ 13,993	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):						
Restructuring	1,252		1,095		2,855	
Intercompany charge impact	2,078		-		-	
Asset impairment	-		406		2,234	
Acquisition inventory adjustment	189		-		-	
NHTSA settlement	-		-		2,369	
Recall expense	(368)		3,457		8,600	
JV expenses	-		7		308	
Acquisition related expenses	1,355		882		-	
Deferred tax asset adjustment	(3,260)		(2,982)		9,872	
Tax benefit of liquidation	(966)		-		-	
Tax effect of adjustments	(1,323)		(940)		(2,892)	
Adjusted net income	$ 14,867	2.1%	$ 11,065	1.9%	$ 6,514	1.2%
Net income	$ 13,993	2.3%	$ 8,610	1.5%	$ (16,972)	-3.1%
Add (subtract):						
Depreciation and amortization	9,937		7,903		7,437	
Taxes on income	90		100		4,880	
Interest expense	864		410		365	
EBITDA	$ 24,884	3.8%	$ 17,023	2.9%	$ (4,290)	-0.8%
Add (subtract):						
Restructuring	1,252		1,095		2,855	
Intercompany charge impact	2,078		-		-	
Asset impairment	-		406		2,234	
Acquisition inventory adjustment	189		-		-	
NHTSA settlement	-		-		2,369	
Recall expense	(368)		3,457		8,600	
JV expenses	-		7		308	
Acquisition related expenses	1,355		882		-	
Adjusted EBITDA	$ 31,327	4.4%	$ 22,870	3.9%	$ 12,176	2.2%
Diluted net earnings per share	$ 0.46		$ 0.25		$ (0.50)	
Add (subtract):						
Restructuring	0.04		0.03		0.08	
Intercompany charge impact	0.06		-		-	
Asset impairment	-		0.01		0.07	
Acquisition inventory adjustment	0.01		-		-	
NHTSA settlement	-		-		0.07	
Recall expense	(0.01)		0.10		0.25	
Acquisition related expenses	0.04		0.03		-	
JV expenses	-		-		0.02	
Deferred tax asset adjustment	(0.10)		(0.09)		0.28	
Tax benefit of liquidation	(0.03)		-		-	
Tax effect of adjustments	(0.04)		(0.01)		(0.07)	
Adjusted Diluted net earnings per share	$ 0.43		$ 0.32		$ 0.20	

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

Spartan Motors, Inc.	2014	% of sales
Net income	$ 1,029	0.2%
Add (subtract):		
Depreciation and amortization	8,378	
Taxes on income	(2,103)	
Interest expense	341	
EBITDA	7,645	1.5%
Add (subtract):		
Restructuring	2,157	
Asset impairments	-	
Product recall	-	
Acquisition related expenses	-	
NHTSA settlement	-	
Joint venture	289	
Adjusted EBITDA	10,091	2.0%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

SPARTAN

Fleet Vehicles and Services Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$3,703	6.3%	$5,225	9.9%
Add (subtract):				
Depreciation and amortization	603		876	
Interest expense	202		18	
Earnings before interest, taxes, depreciation and amortization	$4,508	7.7%	$6,119	11.6%
Earnings before interest, taxes, depreciation and amortization	4,508	7.7%	6,119	11.6%
Restructuring	-		105	
Adjusted earnings before interest, taxes, depreciation and amortization	$4,508	7.7%	$6,224	11.8%

Emergency Response Vehicles Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income (loss)	$601	0.9%	($3,589)	(4.5%)
Add (subtract):				
Depreciation and amortization	624		552	
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Earnings before interest, taxes, depreciation and amortization	$1,225	1.8%	($3,037)	(3.8%)
Restructuring	13		399	
Impact of acquisition on timing of chassis revenue recognition	-		1,312	
Impact of step-up in inventory value resulting from acquisition	-		189	
Adjusted earnings before interest, taxes, depreciation and amortization	$1,238	1.9%	($1,137)	(1.7%)

Specialty Chassis and Vehicles Segment (Non-GAAP)
(In thousands, unaudited)

	Three Months Ended March 31,			
	2018	% of sales	2017	% of sales
Net income	$4,812	6.1%	$1,327	3.6%
Add (subtract):				
Depreciation and amortization	306		310	
Earnings before interest, taxes, depreciation and amortization	$5,118	6.5%	$1,637	4.4%
Earnings before interest, taxes, depreciation and amortization	5,118	6.5%	1,637	4.4%
Restructuring	3		96	
Adjusted earnings before interest, taxes, depreciation and amortization	$5,121	6.5%	$1,733	4.7%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Calculation of ROIC (Non-GAAP)
(In thousands)
(Unaudited)

	2018 Fcst	2017	2016	2015	2014
Operating income (loss)	$ 28,700	$ 16,171	$ 8,625	$ (12,479)	$ (1,151)
Less Taxes	(6,300)	(90)	(100)	(4,880)	2,103
Net operating profit after taxes	22,400	16,081	8,525	(17,359)	952
Spartan Motors Inc. shareholders' equity					
Beginning balance	168,927	153,609	149,141	168,760	171,549
Ending balance	189,661	168,927	153,609	149,141	168,760
Average	179,294	161,268	151,375	158,951	170,155
Return on Invested Capital	12.5%	10.0%	5.6%	-10.9%	0.6%

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Free Cash Flow (Non-GAAP)
Consolidated
(In thousands)
(Unaudited)

	2018 Fcst	2017	2016	2015	2014
Operating Activities					
Net earnings (loss)	$ 21,300	$ 15,934	$ 8,603	$ (17,480)	$ 1,029
Depreciation & amortization	11,672	9,937	7,903	7,437	8,378
Accruals for warranty	10,000	9,100	12,989	15,388	6,533
Asset impairments	-	-	406	2,234	-
Other non-cash charges	4,000	(451)	(1,143)	6,321	(90)
Change in working capital	(23,472)	(12,504)	(5,430)	(1,044)	(9,444)
Net cash provided by operating activities (A)	23,500	22,016	23,328	12,856	6,406
Capital expenditures (B)	(12,500)	(5,340)	(13,410)	(4,895)	(3,463)
Payments on long-term debt	-	(15,070)	(5,058)	(75)	(80)
Purchase and retirement of common stock	-	-	(2,000)	-	(2,000)
Dividends	(3,600)	(3,508)	(3,444)	(3,426)	(3,427)
Acquisition of business, net of cash	-	(28,903)	-	-	-
Proceeds from long-term debt	-	32,919	10	-	-
Other	-	(632)	(86)	(329)	427
Net increase (decrease) in cash and cash equivalents	$ 7,400	$ 1,482	$ (660)	$ 4,131	$ (2,137)
Free cash flow (A-B)	$ 11,000	$ 16,676	$ 9,918	$ 7,961	$ 2,943

RECONCILIATION OF NON – GAAP FINANCIAL MEASURES

Financial Summary (Non-GAAP)
Consolidated
(In thousands, except per share data)
(Unaudited)

	Forecast Year Ending December 31, 2018		
	Low	Mid	High
Net income attributable to Spartan Motors, Inc.	$ 20,242	$ 21,303	$ 22,363
Add:			
Depreciation and amortization	11,672	11,672	11,672
Interest expense	427	455	483
Taxes	5,909	6,320	6,732
EBITDA	38,250	39,750	41,250
Add:			
Restructuring charges	750	750	750
Adjusted EBITDA	$ 39,000	$ 40,500	$ 42,000
Earnings per share	$ 0.58	$ 0.61	$ 0.64
Add:			
Restructuring charges	0.02	0.02	0.02
Less tax effect of adjustments	-	-	-
Adjusted earnings per share	$ 0.60	$ 0.63	$ 0.66

FOR MORE INFORMATION:

SPARTAN MOTORS, INC.
JURIS PAGRABS
GROUP TREASURER & DIRECTOR OF INVESTOR RELATIONS
517.997.3842

SPARTANMOTORS.COM

